PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUDENTIAL DEFINED INCOME (PDI) VARIABLE ANNUITY

Supplement, dated April 27, 2015
to the Prospectus dated April 27, 2015

This Supplement should be read and retained with the Prospectus for your Annuity. This Supplement updates certain information in the Prospectus for the Prudential Defined Income (PDI) Variable Annuity. If you would like another copy of the current Prospectus for PDI, please call us at 1-888-PRU-2888.
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FOR USE IN CALIFORNIA ONLY

NONQUALIFIED ANNUITY CONTRACTS

The PDI Variable Annuity is not available as a Nonqualified annuity contract in California. All references to PDI as Nonqualified annuity in your prospectus should be disregarded.

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If you reside in the state of California and you are age 60 or older at the time the Annuity is issued, please note the following as it relates to your Annuity:

PURCHASING YOUR ANNUITY – REQUIREMENTS FOR PURCHASING THE ANNUITY

Initial Purchase Payment

If you are age 60 or older at the time your Annuity is issued, you are required to provide us instructions on how your initial Purchase Payment(s) should be allocated for the purposes of the “free look” period (i.e. right to cancel) under the Annuity.  Please see “Purchasing Your Annuity – Right to Cancel” below for details.

PURCHASING YOUR ANNUITY – RIGHT TO CANCEL

You may cancel your Annuity within 30 days from the date that you receive it and receive a refund as described below. The Annuity can be mailed or delivered either to us, at our Service Office, or to the Financial Professional who solid it to you. This is referred to as the “free look” period. When you apply for the Annuity, you will select either “return of Purchase Payment” treatment for the free look period or return of Account Value treatment.

If you choose “return of Purchase Payment” free look treatment of your Annuity, we will allocate your initial Purchase Payment and any additional Purchase Payments made during the 40 day period following the contract date to the AST Money Market investment option. In the event you choose to exercise your free look right under the Annuity, you will receive a refund equal to your Purchase Payment(s), less any withdrawals. If you choose “return of Purchase Payment” free look treatment and your Annuity is still in effect on the 40 th day (or next Business Day) following your contract date, we will automatically transfer your Account Value to the AST Multi-Sector Fixed Income Portfolio investment option.

You may also choose to allocate your initial Purchase Payment and any additional Purchase Payments to the AST Multi-Sector Fixed Income Portfolio investment option during the 30-day free look period. If you choose to allocate to the AST Multi-Sector Fixed Income Portfolio investment option and later decide to cancel your Annuity, you will receive the greater of (a) your Account Value on the day we receive your request in Good Order, and (b) the amount of your Purchase Payment(s), less any withdrawals.

MANAGING YOUR ANNUITY – CHANGE OF OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS

The following replaces the section entitled “While the Defined Income Benefit is in Effect” in its entirety:

While the Defined Income Benefit is in Effect

If you have a single life version of the Defined Income Benefit, changes of Owner or Annuitant are not permitted, except under special circumstances in connection with a divorce. If, as the result of a divorce, the Owner’s former spouse becomes the new sole Owner of the Annuity, the new Owner will also become the new Single Designated Life. The change of Owner and the Single Designated Life will be effective on the later of: (a) the date indicated in the divorce decree, and (b) the date we receive notice of the divorce and any other documentation we require in Good Order at our Service Office. After the effective date of the change of Owner and the Single Designated Life, the basis for calculating the Guaranteed Income Amount will not change, however, any subsequent payments will be based on the new Single Designated Life.

If you have the spousal version of the Defined Income Benefit, changes of Owner or Annuitant are not permitted, except under special circumstances in connection with a divorce. If, as the result of a divorce, the Owner’s former spouse becomes the new sole Owner of the Annuity, the new Owner will also become the Remaining Designated Life. The change of Owner will be effective on the later of: (a) the date indicated in the divorce decree, and (b) the date we receive notice of the divorce and any other documentation we require in Good Order at our Service Office. After the effective date of the change of Owner, the basis for calculating the Guaranteed Income Amount will not change. Any new Beneficiary(ies) named by the Remaining Designated Life will not be a Spousal Designated Life.

SUMMARY OF CONTRACT FEES AND CHARGES
The following is added to the table “Underlying Mutual Fund Portfolio Annual Expenses”:

	Management Fees	Other Expenses	Distribution and/or Service Fees (12b-1fees)	Dividend Expenses On Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Net Annual Portfolio Operating Expenses
AST Money Market Portfolio	0.47%	0.03%	0.10%	0.00%	0.00%	0.00%	0.60%	0.00%	0.60%

INVESTMENT OPTION

The following new section is added to the prospectus under “Investment Option”:

The AST Money Market Investment Option

The AST Money Market investment option is added to the Annuity for the sole purpose of allocating your Purchase Payment(s) to the Annuity during the “free look” period. The AST Money Market investment option is not available for future allocations or transfers and has no relationship to the operation of the Defined Income Benefit.

For your information, we provide the investment objective, style/type and the name of the advisor/sub-advisor for the AST Money Market Portfolio in the table below:

ADVANCED SERIES TRUST (“AST”) PORTFOLIO NAME	STYLE/ TYPE	INVESTMENT OBJECTIVES/POLICIES	PORTFOLIO ADVISOR/ SUBADVISOR(S)
AST Money Market Portfolio	Fixed Income	Seeks high current income and maintain high levels of liquidity.	▪ Prudential Investment Management, Inc.

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